Exhibit 99.2

Ready Capital Corporation to acquire Anworth Mortgage Asset Corporation December 7, 2020

DISCLAIMER These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, an interest in Ready Capital Corporation (“Ready Capital,” “RC,” or the “Company”). Neither the Company nor any of its representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and Company and its representatives disclaim all liability to the Recipient relating to, or resulting from, the use of this information. Nothing contained in this document is, or shall be relied upon as a promise or representation as to the past, current or future performance of Company. There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Company’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by the Company will be profitable or will equal the performance of these investments. Past performance is not indicative of future results and there can be no assurance that the Company will achieve comparable results in the future. This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, the risk that the merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain stockholder approvals relating to the merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the merger; fluctuations in the adjusted book value per share of the shares of both the Company and ANH; risks related to disruption of management attention from the ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the Company’s and ANH’s operating results and businesses generally; the outcome of any legal proceedings relating to the merger; applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of June 30, 2020, unless otherwise noted. This presentation includes certain non-GAAP financial measures, including Core Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information.

TRANSACTION SUMMARY 3 Based on ANH’s 12/4/2020 closing stock price of $2.35

ENHANCED SCALE & MARKET PRESENCE $1 billion+ combined equity base allows for greater market presence and further optimization of funding sources Access to incremental capital will enhance Ready Capital’s diversified investment strategy Augment market positioning, enhance access to funding alternatives and capitalize on the breadth of Waterfall’s capabilities Potential for improved valuation resulting from increased scale and related expense synergies, shareholder liquidity and access to market opportunities PORTFOLIO REDEPLOYMENT Ability to recycle capital into accretive investment opportunities with attractive risk-adjusted returns More efficient capital utilization as new investments are funded IMPROVED COST STRUCTURE & FINANCIAL POSITION Shareholders will benefit from the significant cost and operating efficiencies resulting from increased scale of combined platforms Further augments Ready Capital’s strong liquidity position Management fee waiver of $4 million by Waterfall further benefits combined shareholders Enhanced Shareholder Liquidity Expected pro forma entity market capitalization of ~$984 million1 at current trading levels Diversifies investor base and expected to lead to increased trading volume Based on RC’s 12/4/2020 closing stock price of $13.81 and projected pro-forma common shares outstanding of 71.27 million

MEANINGFUL PREMIUM WITH SIGNIFICANT UPSIDE POTENTIAL Premium of 25.1% to Anworth’s stock price of $2.35 as of close on December 4, 2020 Significant stock consideration provides potential long-term upside to Anworth stockholders STABLE OPERATING PERFORMANCE AND FINANCIAL POSITION Stable book value and return on equity across cycles due to combination of net interest margin coupled with gain on sale driven businesses Benefit from a higher, consistent and more stable dividend Lower relative leverage of 4.7x on a debt/equity basis ENHANCED SCALE AND LIQUIDITY Over $1 billion of total pro forma equity base, 2.9x larger than Anworth’s 9/30/2020 equity base $984 million expected pro forma market capitalization, 4.2x larger than Anworth’s market capitalization as of December 4, 2020, providing significant increase in trading liquidity

Pro Forma Entity HighlightsPro Forma Equity Base1 Significant capital base to fund cycle-proven, diversified investment strategy Strong balance sheet and abundant liquidity coupled with financial return outperformance relative to the broader industry Proven manager with extensive expertise and a track record of success Increased operational efficiency due to highly scalable business model Potential for improved valuation given increased scale $5,000 $4,500 $4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 STWD BXMT ARI CLNC LADR TRTX Pro Forma ABR HASI KREF GPMT RC STAR ACRE ANH XAN HCFT TRMT Enhanced Capital BaseScale and Operating Efficiency Shareholder Liquidity 6 (1) All companies presented as of most recent public filing

► Waterfall consists of a dedicated team of 64 investment professionals who have extensive experience in small balance commercial (SBC) distressed asset acquisition, loan origination, asset management and capital markets. Loan 27%RC 10% Permanent Capital Key Management Total AUM*PE $8.3B1% ABS 62% Thomas Capasse Managing Partner, Co-founder Jack Ross Managing Partner, Co-founder * As of September 30, 2020 and including committed capital Group Employees (#) Investment Professionals 64 Finance and Operations 69 Legal/Compliance/HR/Business Development 15 Top 10 global manager with focus on real estate loans & ABS Principals were early pioneers of the ABS industry with 60+ years combined experience Co-founders started Merrill Lynch ABS business in 1980s and worked together for 20 years RC has the right of first refusal on all SBC loans sourced by WAM(1) (1) Waterfall has agreed in the side letter agreement that, for so long as the management agreement is in effect, neither it nor any of its affiliates will (i) sponsor or manage any additional investment vehicle where the Company does not participate as an investor whose primary investment strategy will involve SBC mortgage loans, unless Waterfall obtains the prior approval of a majority of the Company's board of directors (including a majority of its independent directors), or (ii) acquire a portfolio of assets, a majority of which (by value or UPB) are SBC mortgage loans on behalf of another investment vehicle (other than acquisitions of SBC ABS),7 unless the Company is first offered the investment opportunity and a majority of its board of directors (including a majority of its independent directors) decide not to acquire such assets.

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